The Guardian Investor(R)
Group Program                                       Variable Annuity Application

====================================================================================================================================
INSTRUCTIONS: Please type or print in black ink.
====================================================================================================================================
1.   Contract         Plan Name __________________________________________________________________
     Owner            Address_____________________________________________________________________

                      City__________________________ State__________________________ Zip__________
                      Tax I.D. Number ________________________ Telephone(___)_____________________
                      |_| Plan Document or Letter of Determination enclosed.
                          (If not, please explain below in Section 10, "Special Information.")

====================================================================================================================================
2.   Purchase
     Payment                  An initial payment of $________________ is attached.

     Minimum initial: $5,000  Periodic payments of $________________ will be made on the following schedule:
                              |_| Monthly   |_| Quarterly   |_| Semi-annually   |_| Annually   |_| By bank draft (monthly only)
     Minimum subsequent: $500
====================================================================================================================================
3.   Payment                   _______% Guardian Stock Fund
     Allocation                _______% Guardian Small Cap Stock Fund
                               _______% Guardian Bond Fund
     Choose a maximum          _______% Guardian Cash Fund
     of six.                   _______% Baillie Gifford International Fund
                               _______% Baillie Gifford Emerging Markets Fund
     Whole percentages         _______% Value Line Centurion Fund
     only.                     _______% Value Line Strategic Asset Management Trust
                               _______% Gabelli Capital Asset Fund
                               _______% MFS Growth with Income Series
                               _______% Fixed-Rate Option
                                100%

------------------------------------------------------------------------------------------------------------------------------------
     Options-Sections 4-6
------------------------------------------------------------------------------------------------------------------------------------

4.   Dollar Cost               Each month, please dollar cost average from The Guardian Cash Fund the following amounts over the
     Averaging                 period indicated below:
                               $______ into Guardian Stock Fund
                               $______ into Guardian Small Cap Stock Fund              |_| 12 months ($10,000 min. purchase payment)
     Minimum transfer          $______ into Guardian Bond Fund                         |_| 24 months ($20,000 min. purchase payment)
     per fund, per             $______ into Baillie Gifford International Fund         |_| 36 months ($20,000 min. purchase payment)
     month: $100               $______ into Baillie Gifford Emerging Markets Fund
                               $______ into Value Line Centurion Fund                   See prospectus for additional details.
     Note: To establish        $______ into Value Line Strategic Asset Management Trust
     dollar cost averaging     $______ into Gabelli Capital Asset Fund
     you must have             $______ into MFS Growth with Income Series
     allocated sufficient      $______ into Fixed-Rate Option
     funds to The Guardian
     Cash Fund. (See #3.)

====================================================================================================================================
5.   Telephone       In accordance with the rules and procedures set forth in the prospectus, I hereby authorize and direct The
     Transfer        Guardian Insurance & Annuity Company (GIAC) to accept telephone fund transfer instructions from any person who can furnish proper identification including my Personal Security Code. I (we) agree to hold harmless and indemnify GIAC and its affiliates and any mutual fund managed by such affiliates and their directors, officers, employees and agents for any losses arising from such instructions.

                     Personal Security Code _______________ (Any 5-digit number)
====================================================================================================================================
6.                   Please check box if you wish to receive a copy of the Statement of Additional Information. |_|
====================================================================================================================================

EB-010999   10/94                                                      REV. 7/97

====================================================================================================================================
7.   Replacement     Will the proposed contract replace any existing annuity or life insurance contract?     No |_| Yes |_|
                                                                                                            (if "Yes," explain)
====================================================================================================================================
8.   Signatures      All statements made in this application are true to the best of our knowledge and belief, and we agree that they are adopted by and are binding on us and shall form the basis for any annuity contract issued by The
                     Guardian Insurance & Annuity Company (GIAC). We understand that the contract applied for shall not take effect until the later of, (1) the issuance of the contract, and (2) receipt by GIAC of the first required contract payment. No investment dealer or agent can make or change a contract, or waive any of GIAC's rights or requirements. GIAC has the unilateral right, (1) to determine whether any contract shall be issued on the basis of this application, and (2) to waive or modify any terms or conditions of this application or any of GIAC's requirements. We further agree that this application shall be affixed to and become part of the annuity contract and verify our understanding that all payments and values provided by this contract, when based on the investment experience of a mutual fund or separate account, are variable and not guaranteed as to dollar amount. We acknowledge receipt of current prospectuses for The Guardian Investor Group Program and its underlying investment options. Under penalty of perjury, the contract owner certifies that the taxpayer identification number is correct as it appears in this application and that the plan is not subject to backup withholding.

                     _______________________________________________________    __________________________   _______________________
                     Signed at City                                             State                        Date

                     _______________________________________________________    ____________________________________________________
                     Signature of Trustee                                       Name of Dealer or Agent (please print or type)

                     _______________________________________________________    ____________________________________________________
                     Signature of Alternate Trustee (if any)                    State License ID No.
                                                                                The agent hereby certifies he/she witnessed the
                     _______________________________________________________    signature(s) above and that all information
                     Signature of Agent                                         contained in this application is true to the best of
                                                                                his/her knowledge and belief.

====================================================================================================================================
9.   Dealer             Dealer Sales                                            Guardian Sales
     Information
                        ____________________________________________________    ____________________________________________________
                        Dealer Name                                             Guardian Agency Name

                        ____________________________________________________    ____________________________________________________
                        Dealer Branch Office Address                            Agent's Last Name        First      Middle Initial

                                                                                                         (   )
                        ____________________________________________________    ____________________________________________________
                        City                      State             Zip         GIAC Agency/Agent Code   Phone

                                                      (   )
                        ____________________________________________________
                        Branch No.   R.R. No.         Phone                     This application was actually solicited and written
                                                                                within my territory by a duly authorized and
                        ____________________________________________________    licensed agent or broker of my Agency.  (If
                        Representative's Last Name    First    Middle Initial   otherwise, explain.)

                        ____________________________________________________    ____________________________________________________
                        Authorized Dealer Signature                             General Agent's Signature

====================================================================================================================================
AGENT: Will the proposed contract replace any existing annuity or life insurance contract?  |_| Yes  |_| No
       (If "Yes," explain in the Special Information Section below.)
====================================================================================================================================
10.  Special
     Information


====================================================================================================================================

Agent: Send completed application-with check made out to The Guardian Insurance & Annuity Co. or to The Guardian Investor-to your general agent or  dealer.

GA/Dealer: Send application and check to: Regular Mail                            Express Mail
                                          The Guardian Insurance & Annuity Co.    The Guardian Insurance & Annuity Co.
                                          Variable Annuity Administration         Variable Annuity Administration
                                          P.O. Box 26210                          3900 Burgess Place
                                          Lehigh Valley, PA 18002-6210            Bethlehem, PA 18017
====================================================================================================================================

EB-010999   10/94                                                      REV. 7/97